NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated April 21, 2011
to the Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Bond Index Fund

1.           On page 4 of the Prospectus following “Portfolio Management – Portfolio Managers,” the reference to the portfolio managers is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Lee Sterne	Senior Portfolio Manager, BlackRock	Since December 2009
Scott Radell	Senior Portfolio Manager, BlackRock	Since December 2009
Karen Uyehara	Director and Portfolio Manager, BlackRock	Since April 2010

2.           On page 27 of the Prospectus, the paragraph following “Portfolio Management” that relates to the “Nationwide Bond Index Fund” is deleted and replaced with the following:

The Nationwide Bond Index Fund is managed by a team that comprises Lee Sterne, Scott Radell and Karen Uyehara.  Messrs. Sterne and Radell and Ms. Uyehara jointly and primarily are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Sterne joined BlackRock as a senior portfolio manager in 1996. From 2004 to 2009, he was a senior portfolio manager employed by Barclays Global Fund Advisors and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Sterne received a B.A. degree in German Language/ Literature Studies with a minor concentration in History from Colgate University.

Mr. Radell joined BlackRock as a senior portfolio manager in 2003. From 2004 to 2009, Mr. Radell was a senior portfolio manager employed by Barclays Global Fund Advisors and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Radell earned a B.A. degree in economics and decision sciences from the University of California at San Diego in 1992.

Ms. Uyehara is a Director of BlackRock, which she joined in 2010. Ms. Uyehara is a portfolio manager and member of BlackRock’s Model-Based Fixed Income Portfolio Management Group. Prior to joining BlackRock, Ms. Uyehara was a portfolio manager at
Western Asset Management Company.

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